16. INCOME TAXES	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Income Tax Disclosure [Abstract]
16. INCOME TAXES

16.	INCOME TAXES

The items accounting for the difference between income taxes computed at the federal statutory rate and the provision for income taxes were as follows:

	2011	2010	2009
Statutory federal income tax rate	(34)%	(34)%	(34)%
State income taxes, net of federal taxes	(6)%	(6)%	(6)%
Non-includable items	29%	18%	(25)%
Increase in valuation allowance	12%	22%	65%
Effective income tax rate	-	-	-

Significant components of deferred tax assets and (liabilities) are as follows:

	2011	2010
Deferred tax assets:
Net operating loss carryforwards	$43,707,906	$36,704,171
Depreciation	141,001	175,487
Capitalized R&D expenses	566,788	559,375
Deferred revenue	1,392,669	1,595,743
Losses from joint venture	350,857	64,498
Professional fees paid in stock	1,253,223	1,101,535
Stock-based compensation	2,078,675	1,412,064
Reversal of unpaid liabilities	1,184,298	1,184,298
Valuation allowance	(50,675,417)	(42,797,171)
Net deferred tax asset	$-	$-

The Company files income tax returns in the U.S. federal jurisdiction, and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years before 2003.

At December 31, 2011, the Company had federal and state net operating loss carry forwards available to offset future taxable income of approximately $103 million and $94 million respectively. These carry forwards will begin to expire in the years ending December 31, 2025 and December 31, 2015, respectively. These net operating losses are subject to various limitations on utilization based on ownership changes in the prior years under Internal Revenue Code Section 382. The Company is in the process of analyzing the impact of the ownership changes but management does not believe they will have a material impact on the Company’s ability to utilize the net operating losses in the future.

The Company periodically evaluates the likelihood of the realization of deferred tax assets, and adjusts the carrying amount of the deferred tax assets by the valuation allowance to the extent the future realization of the deferred tax assets is not judged to be more likely than not. The Company considers many factors when assessing the likelihood of future realization of its deferred tax assets, including its recent cumulative earnings experience by taxing jurisdiction, expectations of future taxable income or loss, the carryforward periods available to the Company for tax reporting purposes, and other relevant factors.

At December 31, 2011, based on the weight of available evidence, including cumulative losses in recent years and expectations of future taxable income, the Company determined that it was more likely than not that its deferred tax assets would not be realized and have a $50.7 million valuation allowance associated with its deferred tax assets.

The components of income tax expense are as follows:

	2011	2010	2009
Current federal income tax	$-	$-	$-
Current state income tax	-	-	-
Deferred taxes	7,878,246	4,309,420	3,520,340
Valuation allowance	(7,878,246)	(4,309,420)	(3,520,340)
	$-	$-	$-

Future changes in the unrecognized tax benefit will have no impact on the effective tax rate due to the existence of the valuation allowance. The Company estimates that the unrecognized tax benefit will not change significantly within the next twelve months. The Company will continue to classify income tax penalties and interest as part of general and administrative expense in its consolidated statements of operations. There were no interest or penalties accrued as of December 31, 2011, 2010 or 2009.

The following table summarizes the open tax years for each major jurisdiction:

Open Tax
Jurisdiction	Years

Federal	2003 – 2010
States	2003 - 2010